CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Theresa D. Becks, the Chief Executive Officer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  September 10, 2007                         By:  /s/ Theresa D. Becks
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                                                  Theresa D. Becks
                                                  Chief Executive Officer

 CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT


I, Greg T. Donovan, the Senior Vice President of Accounting and Finance of The Campbell Multi-Strategy Trust (the Registrant), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  September 10, 2007                         By:  /s/ Greg T. Donovan
       ------------------                         ------------------------------
                                                  Greg T. Donovan
                                                  Senior Vice President of
                                                  Accounting and Finance